                                                                      EXHIBIT 99

 CHRYSLER FINANCIAL                                                                               DISTRIBUTION DATE:         10/9/01
 DAIMLERCHRYSLER AUTO TRUST 2001-A MONTHLY SERVICER'S CERTIFICATE (HG)                                                  Page 1 of 2
------------------------------------------------------------------------------------------------------------------------------------

       Payment Determination Statement Number                    7.00
       Distribution Date                                      10/9/01
       DATES COVERED                              FROM AND INCLUDING      TO AND INCLUDING
       -------------                              -------------------     ----------------

            Collections Period                                 9/1/01                9/30/01
            Accrual Period                                     9/6/01                10/8/01
            30/360 Days                                            30
            Actual/360 Days                                        33


                                                      NUMBER OF
       COLLATERAL POOL BALANCE DATA                   ACCOUNTS               $ AMOUNT
                                                      --------               --------
       Pool Balance - Beginning of Period                     115,577    1,638,236,260.37
       Collections of Installment Principal                                 32,483,532.73
       Collections Attributable to Full Payoffs                             13,463,494.14
       Principal Amount of Repurchases                                                  -
       Principal Amount of Gross Losses                     5,957,931        2,058,594.55
                                                                         -----------------

       Pool Balance - End of Period                           114,286    1,590,230,638.95
                                                                         =================



       POOL STATISTICS                                                     END OF PERIOD
                                                                         -----------------

       Initial Pool Balance (Pool Balance at the
         Purchase Date)                              1,974,999,135.90
       Pool Factor (Pool Balance as a Percent of
         Initial Pool Balance)                                   0.81

       Ending O/C Amount                                                    98,592,668.11
       Coverage Ratio (Ending Pool Balance as a
         Percent of Ending Securities)                                               1.07

       CUMULATIVE NET LOSSES                             1,719,855.78        2,497,075.60
      -----------------------
       Net Loss Ratio (3 mo. Weighted Avg.)                                          0.00
       Cumulative Recovery Ratio                                                     0.69
       60+ Days Delinquency Amount                                           6,182,660.71
       Delinquency Ratio (3 mo. Weighted Avg.)                                       0.00

       Weighted Average APR                                                          0.07
       Weighted Average Remaining Term (months)                                     45.35
       Weighted Average Seasoning (months)                                          11.68




 Chrysler Financial                                                                              Distribution Date:          10/9/01

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

 DAIMLERCHRYSLER AUTO TRUST 2001-A MONTHLY
  SERVICER'S CERTIFICATE (HG)                                        PAGE 2 OF 2
--------------------------------------------------------------------------------

Cash Sources
  Collections of Installment Principal                          32,483,532.73
  Collections Attributable to Full Payoffs                      13,463,494.14
  Principal Amount of Repurchases                                           -     O/C Release  (Prospectus pg S16)
  Recoveries on Loss Accounts               4,238,074.98         1,281,374.73     POOL BALANCE                     1,590,230,638.95
                                                                                 --------------
  Collections of Interest                                        8,273,682.21     Yield Supplement O/C Amount        (36,441,085.99)
  Investment Earnings                                              109,953.14     Adjusted Pool Balance            1,553,789,552.96
  Reserve Account                                                4,651,165.00
  Total Sources                                                 60,263,201.95     Total Securities                 1,491,637,970.84
                                                               ---------------
                                                                                                                   -----------------

                                                               ===============                                     =================
                                                                                  Adjusted O/C Amount                 62,151,582.12
Cash Uses
  Servicer Fee                                                  1,365,196.88      O/C Release Threshold               62,151,582.12
  Note Interest                                                  6,298,311.09
  Reserve Fund                                                   4,651,165.00     O/C Release Period?
  O/C Release to Seller                                          3,503,368.87        (A1 Notes Matured)      Yes
  Note Principal                                                44,445,160.11     O/C Release                          3,503,368.87
  Total Cash Uses                                               60,263,201.95
                                                               ---------------

                                                               ===============

 Administrative Payment
 TOTAL PRINCIPAL AND INTEREST SOURCES                           60,263,201.95
--------------------------------------
 Investment Earnings in Trust Account                             (109,953.14)
 Daily Collections Remitted                                    (48,864,681.17)
 Cash Reserve in Trust Account                                  (4,651,165.00)
 Servicer Fee (withheld)                                        (1,365,196.88)
 O/C Release to Seller                                          (3,503,368.87)
                                                               ---------------
     PAYMENT DUE TO/(FROM) TRUST ACCOUNT                         1,768,836.89
                                                               ===============


                                               Beginning              Ending                Principal      Principal per
                                                Balance               Balance                Payment         $1000 Face
                                           -----------------     --------------------------------------------------------

 NOTES & CERTIFICATES
 Class A-1  300,000,000.00  @   5.095%                  -                     -                      -             -
 Class A-2  790,000,000.00  @   4.98%        765,617,130.95        721,171,970.84          44,445,160.11         56.26
 Class A-3  370,000,000.00  @   5.16%        370,000,000.00        370,000,000.00                    -             -
 Class A-4  340,000,000.00  @   5.40%        340,000,000.00        340,000,000.00                    -             -
 Certificates                                 60,466,000.00         60,466,000.00                    -             -
                                           -----------------     ---------------------------------------
   Total Securities                        1,536,083,130.95      1,491,637,970.84          44,445,160.11
                                           =================     =======================================


                                               Interest           Interest per
                                               Payment            $1000 Face               Original
                                           ----------------------------------------
NOTES & CERTIFICATES
Class A-1  300,000,000.00  @   5.095%
Class A-2  790,000,000.00  @   4.98%
Class A-3  370,000,000.00  @   5.16%                    -                     -           300,000,000.00
Class A-4  340,000,000.00  @   5.40%           3,177,311.09                  4.02         790,000,000.00
Certificates                                   1,591,000.00                  4.30         370,000,000.00
                                               1,530,000.00                  4.50         340,000,000.00
  Total Securities                                      -                                  60,466,000.00
                                           ----------------                             ----------------
                                               6,298,311.09                             1,860,466,000.00
                                           ================                             ================


* Class A-1 Interest is computed on an
  Actual/360 Basis. Days in current period                    33
                                                             ----

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